                                 LEASE AGREEMENT

                          THE UNILAND PARTNERSHIP, L.P.

                                       AND

                       MANAGEMENT ADJUSTMENT BUREAU, INC.

                               Date: ____________

                                Lease No. 2235-F



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Paragraph           Item                                        Page


   1   Leased Premises .......................................... 1
   2   Term ..................................................... 1
   3   Rent ..................................................... 1
   4   Construction of Premises ................................. 2
   5   Delays in Construction ................................... 2
   6   Possession ............................................... 3
   7   Early Entry .............................................. 4
   8   Use ...................................................... 4
   9   Subletting ............................................... 5
  10   Maintenance .............................................. 6
  11   Utilities ................................................ 8
  12   Additional Rent .......................................... 8
  13   Insurance ................................................11
  14   Indemnity ................................................12
  15   Compliance With Laws .....................................13
  16   Landlord's Access ........................................13
  17   Condemnation .............................................14
  18   Improvements .............................................15
  19   Destruction ..............................................15
  20   Continuous Occupancy .....................................16
  21   Right to Perform .........................................16
  22   Tenant Default and Right of Reentry ......................17
  23   Landlord's Notice ........................................19
  24   Access Road ..............................................19
  25   Subordination ............................................19
  26   Method of Notice .........................................20
  27   Attorneys Expenses .......................................21
  28   Telephone Service ........................................21
  29   Jury Waiver ..............................................21
  30   Invalidity ...............................................21
  31   Advanced Rent ............................................21
  32   Succession ...............................................22
  33   Rules and Regulations ....................................22
  34   Quiet Enjoyment ..........................................22
  35   Financing Cooperation ....................................22
  36   Financial Statement ......................................22
  37   Arbitration ..............................................22
  38   Signature ................................................23
  39   Parking ..................................................23
  40   Jurisdiction .............................................23
  41   No Recording .............................................24
  42   Paragraph Captions .......................................24

                                 LEASE AGREEMENT


         THIS LEASE AGREEMENT, made this _____ day of _______________ , 1994 by and between THE UNILAND PARTNERSHIP, L.P., a New York Limited Partnership, University Corporate Centre, 100 Corporate Parkway, Suite 500, Amherst, New York 14226, hereinafter called "Landlord," and MANAGEMENT ADJUSTMENT BUREAU, INC., a New York Corporation, 120 Pineview Drive, Amherst, New York 14228, hereinafter called "Tenant."

         FIRST: LEASED PREMISES. Landlord leases to Tenant and Tenant hereby takes office space comprising approximately TWENTY FIVE THOUSAND SIX HUNDRED SIXTY SEVEN (25,667) square feet ("Leased Premises") that being the entire Building located at the Dodge Home Centre, Dodge" "and Sweet Home Road, Amherst, New York, and more specifically designated on a plan attached hereto and designated as Schedule "A" and made a part hereof.

         SECOND: TERM. The term hereof shall commence on the first day of the month following Tenant's acceptance of the Leased Premises pursuant to paragraph "SIXTH" herein, and continue for a period of FIFTEEN (15) years.

         THIRD: RENT.

                  a) The total base rent shall be FOUR MILLION ONE HUNDRED SIXTY TWO THOUSAND ONE HUNDRED FIFTY and 00/100 ($4,162,150.00) DOLLARS, payable as follows:

                  b) on or before the signing of the Lease as the first months rent the sum of TWENTY ONE THOUSAND FIVE HUNDRED THIRTY FOUR and 58/100 ($21,534.58) DOLLARS and on the first day of the second month of the tenancy and on the first day of each and every calendar month thereafter through the sixtieth month of the

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


         tenancy, Tenant shall pay to landlord the sum of TWENTY ONE THOUSAND FIVE-HUNDRED THIRTY FOUR and 58/100 ($21,534.58) DOLLARS.

                  C) On the first day of the sixty-first through one hundred twentieth month of the tenancy, Tenant shall pay to Landlord the sum of TWENTY THREE THOUSAND TWO HUNDRED SIXTY SEVEN and 08/100 ($23,267.08) DOLLARS.

                 d) on the first day of the one hundred twenty first through one hundred eightieth month of the tenancy, Tenant shall pay to Landlord the sum of TWENTY FOUR THOUSAND FIVE HUNDRED SIXTY SEVEN and 50/100 ($24,567.50) DOLLARS.

                 e) All rents shall be paid to Landlord or authorized agent at University Corporate Centre, 100 Corporate Parkway, Suite 500, Amherst, New York 14226, or at such other places as may be designated by Landlord from time to time. All rents payable in United States funds.

                 FOURTH: CONSTRUCTION OF LEASED PREMISES. Landlord within thirty
     (30) days of the execution of this Lease, shall file all necessary documentation and drawings with the Town of Amherst in order to commence the Town of Amherst approval process required for the construction of the Leased Premises. Landlord, within one hundred twenty (120) days after the receipt of all necessary Town of Amherst approvals, shall cause the Leased Premises to be built and completed pursuant to Schedule "B" attached hereto and made a part hereof. The Leased Premises shall be constructed in a good and workmanlike manner. Landlord warrants that the improvements to the Leased Premises will be constructed with new materials of good quality and in accordance with all the currently existing laws, ordinances and statutes of the municipal or State governments.

         FIFTH: DELAYS IN CONSTRUCTION. In the event that all Schedule "B" improvements have not been completed within one hundred twenty (120) days after the receipt by Landlord of all necessary Town of Amherst approvals Tenant shall have the right but not the obligation to enter into possession of such portions as may

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be ready for occupancy and Landlord shall diligently proceed so as to place the
Leased Premises in conformance with Schedule "B" within one hundred eighty (180) days after the receipt by Landlord of all necessary Town of Amherst approvals. During such period of partial occupancy, the rent to be paid hereunder shall be apportioned as to include only that floor space actually occupied by Tenant. For the purposes of apportionment of rent under this Paragraph and Paragraph "SEVENTH" only, it is agreed that the space shall be annually let for TEN and 06/100 ($10.06) DOLLARS per square foot. No entering into possession by Tenant of any portion of the Leased Premises under the provisions of this paragraph shall constitute waiver of Landlord's obligation to complete unfinished items of construction or to correct defective work so as to bring the improvements in accordance with Schedule "B". If Landlord is unable to deliver possession of total Leased Premises within two hundred forty (240) days after the receipt by Landlord of all necessary Town of Amherst approvals, either party may terminate this Lease without any claim for damages and all advanced rents and security deposits shall be refunded by Landlord to Tenant.

         SIXTH: POSSESSION. The entire Leased Premises shall be considered ready for possession and Tenant shall accept the entire Leased Premises when:

                  (A) The Leased Premises has been substantially completed in accordance with Schedule "B"; and

                  (B) Ten (10) days' notice has been provided to Tenant that the Leased Premises will be ready for occupancy by Tenant.

                  (C) When the above conditions are deemed satisfied, Tenant shall execute and deliver to Landlord within five (5) days of delivery of the Leased Premises the acknowledgement of possession statement, attached to Lease and delineated as Schedule "C" and made a part hereof.

         SEVENTH: EARLY ENTRY. Tenant shall accept Leased Premises whenever deemed ready for possession, as described in paragraph "SIXTH" herein, and shall pay prorated rent for said early occupancy based on an annual rental of TEN and 06/100 ($10.06) DOLLARS per square foot until the commencement of the Lease Term. Landlord shall allow Tenant early entrance on the Leased Premises to prepare Leased Premises for the installation of Tenant's fixtures and equipment. Tenant shall obtain prior written consent of Landlord, which consent shall not be unreasonably withheld, and Tenant shall obey all reasonable restrictions of Landlord and shall prepare Leased Premises in a manner so as not to interfere with Landlord's construction of Leased Premises. Upon Tenant's early entry onto the Leased Premises, all terms and conditions of this Lease shall apply as if the Lease Term had commenced except as otherwise stated herein.

         EIGHTH: USE. The Leased Premises shall be used and occupied by Tenant as office space and for no other purpose. Tenant shall not cause excess odor, vibration, fumes, noise and/or nuisance within or beyond the confines of the Leased Premises and its use shall not result in the deterioration of the Leased Premises or the Building in which the Leased Premises is located. In addition, Tenant warrants and represents the following:

                  a. Tenant shall place waste and refuse matter in the receptacle provided by Tenant. Tenant shall deposit only acceptable commercial waste in the aforesaid receptacle. Said acceptable commercial waste shall not include; Hazardous waste; Pathological waste; Industrial waste; Asbestos waste; Tires; Batteries; Oil and any wastes packed in drums or drums themselves; and any other wastes deemed unacceptable on any future date by any appropriate governmental authority or Landlord's waste hauler.

                     1. Tenant shall indemnify and hold Landlord harmless from all costs and expense, including but not limited to, reasonable attorneys fees, charges, fines and penalties for Tenants deposit of any unacceptable waste in the waste receptacle.

                  b. Tenant shall, at all times hereunder, comply with all applicable Federal, State and local environmental, land use, zoning, health, safety and sanitation laws, ordinances, codes, rules and regulations and interpretations and orders of regulatory and administrative authorities with respect thereto, and shall obtain and comply with any and all approvals, registrations or permits required thereunder. Without limiting the generality of the foregoing, Tenant shall duly comply with all requirements the New York State Environmental Conservation Law and the regulations promulgated thereunder. Tenant at Landlord's direction shall promptly undertake and diligently pursue to completion the appropriate and legally authorized remedial and clean-up action in the event any release by Tenant of oil or Hazardous waste or substances, upon or into the Leased Premises, the Building in which the Leased Premises is located, or the surrounding land area.

                     1. Tenant shall provide Landlord with copies of any notification of releases of oil or Hazardous wastes or substances which are given by, or on behalf of the Tenant to any Federal, State or local agencies or authorities with respect to the Leased Premises.

                     2. Tenant shall defend, indemnify, and hold harmless the Landlord, its employees, agents, officers and directors from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses in relation to the release of any oil or Hazardous wastes or substances upon the Leased Premises, and by Tenant, in the Building in which the Leased Premises is located, or the surrounding land area.

                     3. Tenant shall furnish to Landlord at Landlord's written request, written certification of its compliance with this Paragraph "EIGHTH". Such certification shall list all hazardous wastes or substances and the quantities thereof used on the Leased Premises for the past year.

         NINTH: SUBLETTING. Provided Tenant remains financially and legally responsible for all the terms and conditions of this

Lease, Tenant may sublet the Leased Premises or assign the Lease with Landlord's prior written consent which consent shall not be unreasonably withheld. Notwithstanding the above, prior to Tenant offering Leased Premises for sublease, Tenant shall give Landlord written notice of its desire to sublet the Lease Premises. Landlord shall have thirty (30) days from the receipt of said notice to notify Tenant of its desire to terminate the Lease and take possession of the Leased Premises as of the date the sublease would have commenced, but in no event later than ninety (90) days from the date of Tenant's notice to Landlord.

         TENTH: MAINTENANCE. Subject to Paragraph "TWELFTH" responsibility of the respective parties for maintenance and repairs to the Leased Premises shall be determined as follows:

                  A) Landlord shall, except for Tenant's negligence, replace the structural portion of the Leased Premises and the Building including; the roof structure, exterior walls (excluding window glass, painting and sealing), foundation, floor slab (excluding floor finishing such as tile, carpeting and the like). Same shall be done at Landlord's sole cost and expense except if damage to the structure was caused by Tenant's negligence, in which case, Tenant shall be responsible for the cost. Landlord shall be responsible for structural maintenance, however, this shall be done at Tenant's sole cost and expense.

                  B) Landlord throughout the term of the Lease and any renewal thereof shall maintain and repair the exterior portions of the Leased Premises and the Building, including but not limited to, the roof repairs, caulking, painting and sealing of window glass, walls and floors.

                  C) Landlord shall throughout the term of the Lease and any renewal thereof maintain the exterior grounds of the Building and Leased Premises including but not limited to landscape and shrubbery maintenance and replacement when necessary; lawn care including lawn spraying and service and replanting when necessary; maintaining including sealing, patching, resurfacing and snow plowing removal when necessary of the pedestrian walks, parking lots, driveways and access roads.

                  D) Landlord shall throughout the term of the Lease and any renewal thereof, maintain the Complex Areas of the Leased Premises, including but not limited to the external lighting, storm and sanitary sewer and water lines, curbing, sealing, patching, resurfacing, and snow removal of the pedestrian walkways, parking lots, driveways and access roads; landscape and shrubbery maintenance and replacement when necessary; lawn care including lawn spraying and service, and replanting when necessary.

                  E) Landlord shall maintain all electrical systems to the Building. Landlord shall be responsible for the maintenance of electrical systems up to the Leased Premises. Tenant is responsible for the maintenance of electrical systems from the exterior perimeter wall to all areas throughout the Leased Premises. Tenant shall be responsible for the replacement of all incandescent and fluorescent light bulbs which are located within the Leased Premises on an as needed basis.

                  F) Tenant shall, throughout the term of the Lease and any renewal thereof, maintain, repair, and replace when necessary, all mechanical and electrical systems operating in the Leased Premises. Such maintenance, repair, and replacement shall include but not be limited to routine, scheduled, and periodic maintenance and cleaning and the recommended replacement of all filters.

                  G) Tenant shall, throughout the term of the Lease or any renewal thereof, maintain and repair the interior portions of the Leased Premises, including, but not limited to, interior walls and wall finishings; carpeting and other floor finishings; ceiling, tile; lavatories and fixtures therein, and the like, and shall surrender same in as good a condition as received, normal wear and tear excepted.

                  H) Tenant shall throughout the term of the Lease and any renewal thereof continue to operate, so far as in its power, utility services to the Leased Premises (heat, electricity and the like) in sufficient amount to prevent damage to the Leased Premises or deterioration thereof.

                  I) All maintenance, repairs, and alterations required by Tenant or Landlord under this Lease shall be done immediately as needed and in a good and workmanlike manner. Each Party shall comply with federal, state, and local governments' laws, rules, orders and ordinances, and regulations at any time issued or enforced applicable to the Leased Premises. Tenant shall not make any structural alteration to the Leased Premises without prior written consent of Landlord, which consent shall not be unreasonably withheld.

         ELEVENTH: UTILITIES. Tenant agrees that it shall be responsible for the payment of all utilities, including water, gas, electricity, heat or other services delivered to the Leased Premises; Landlord shall provide separate metering for all services, which Landlord shall bill Tenant for on a prorated basis. Landlord shall not be responsible for failure of, or lack of, water, gas, electricity, or other fuel, except for Landlord's negligence or Landlord's failure to perform the covenants of this Lease on its part to be performed.

         TWELFTH: ADDITIONAL RENT.

         A. General Provisions.

         As additional rent hereunder, Tenant shall pay to Landlord its proportionate share of the following, defined as follows:

         (1) As to those items which effect the Leased Premises only, (Landlord's cost of all items referenced in Paragraph "10" (B-D) herein) Tenant's proportionate share shall be one hundred (100%) percent.

         (2) As to those items which effect multiple structures of Landlord including the Building, Tenant's floor space in relation to the floor space for all the affected buildings shall be the factor in determining Tenant's proportionate share of these so-called "Complex Area" charges.

         B. INSURANCE.

         (1) Landlord's cost of Fire and Extended Coverage Insurance premiums and Landlord's Public Liability Insurance premiums. Landlord shall, at the request of the Tenant, provide an explanation of any premium increase hereunder.

         C. TAXES.

         (1) Landlord's cost of all state, municipal and local taxes (except gift, estate, inheritance, succession, and income taxes, if any, on the interest of the Landlord) assessments, levies and other charges general and special ordinary and extraordinary, in whatever name, nature and kind, (except as specified above) that are or may be during the term hereof, or any renewal, (beginning with the commencement of the term hereof) levied, assessed, imposed or charged on the Leased Premises and all of which may be levied, assessed, imposed, or charged on or against the leasehold estate hereby created during the term hereof. The taxes, assessments, levies and other charges, shall be paid in the name of the Landlord, and Landlord shall pay the same as specified above whether such taxes or charges become due and payable during the term hereof or any renewal, or subsequent to the expiration or sooner termination hereof; however, Tenant shall be liable for taxes pro-rated only until the date of termination of this Lease. If, at any time during the term of this Lease, the present method of taxation or assessment shall be changed so that the whole or any part of the taxes, assessments, levies or charges now levied, assessed and imposed on the real estate hereby demised and improvements thereon, shall be transferred to the rentals received from such real property in whole or in part, or against such rentals in whole or in part, and if partly on such real estate and partly on such rentals, Tenant shall pay such proportionate share of taxes and assessments, levied and assessed on such rentals as shall proportionately relieve the taxes and assessments on such real estate, it being the intention of the parties hereto that

Landlord shall receive the rents reserved herein without deduction of taxes (except gift, estate, inheritance, succession, and income taxes on the interest of the Landlord), assessments, levies, or charges in respect to the real estate and improvements and also on such rentals. Tenant shall have the right, at its own expense, to contest any taxes or assessments in the name of Landlord and Landlord shall cooperate in any proceedings arising out of Tenant's exercise of this right.

         D. MAINTENANCE.

         (1) The Landlord's maintenance responsibilities referenced in Paragraph "TENTH" subparagraphs B through E herein.

         E. BUILDING AND COMPLEX AREAS.

         (1) Landlord's cost of maintaining and repairing all structural portions within the Building as provided in Paragraph "10" (a) herein.

         (2) Utility expense for electrical service to the external portions of the Building and Complex areas for external lighting, deep-dock pumps and other exterior use; water and sprinkler service expense of the Building.

         (3) All items of maintenance required of Landlord under this Lease for the Complex areas as provided in Paragraph "10" (D) herein.

         F. BILLING.

         (1) The amounts required to be paid by the Tenant to the Landlord, under this Paragraph "TWELFTH" hereof, may at the option of the Landlord, be estimated for a full Lease year and billed monthly in advance at the rate of one-twelfth (1/12th) of such estimate. The Landlord shall make an adjustment based upon actual costs within ninety (90) days of the end of each Lease year. Any monies due and owing to landlord following the end of the Lease year reconciliation shall be paid by Tenant to Landlord within thirty (30) days of the date of billing any such monies due and owing Tenant following the end of the Lease year reconciliation shall be credit by landlord against the next future installments of additional rent owed by Tenant to Landlord.

         (2) All additional rent due and owing under this Paragraph "TWELFTH" shall be paid by Tenant to Landlord within twenty (20) days following the date of the billing by Landlord for same. Landlord shall bill Tenant monthly for additional rent expenses.

         F. DISPUTE RESOLUTION.

         (1) In the event that Tenant disputes any additional rent billed, Tenant must nonetheless pay same to Landlord within the time provided herein or be in default of the Lease. The propriety of such billing shall not be a defense to any action taken by Landlord for Tenant's failure to pay any additional rent as provided herein. In the event Tenant disputes any additional rent billed and timely paid by Tenant, Landlord shall in good faith diligently review the disputed item with Tenant within forty five (45) days of written notification by Tenant of the specific dispute. If the parties cannot come to an agreement, the dispute shall be resolved as provided for in this Lease. In the event Tenant then is owed a credit for additional rent, Landlord shall credit same against:
First: Any additional rent due and owing by tenant; Second: Base rent due and owing by Tenant. Said Tenant's credit shall be issued by Landlord at the next rental billing period following such determination. Tenant waives its right to dispute or challenge any additional rent, billing or charge rendered longer than thirteen (13) months prior to Tenant's notification of Landlord of the specific dispute as provided herein.

         THIRTEENTH: INSURANCE. Tenant, at its expense, shall maintain the following:

         LIABILITY: TWO MILLION DOLLAR ($2,000,000.00) combined single limit of comprehensive general liability coverage which coverage may be provided under Tenant's excess or umbrella liability policy.

         CONTENTS: Tenant shall carry fire and extended coverage insurance adequate to insure its improvements, betterments and contents. Tenant shall provide Landlord with a certificate of insurance providing proof of such insurance. This certificate shall provide for a ten (10) day written notice to Landlord in the event of cancellation or material change of coverage. This insurance may be provided as part of the blanket coverage by Tenant. Tenant shall provide Landlord with a certificate of insurance showing Landlord as additional insured. The certificate shall provide for a ten (10) day written notice to Landlord in the event of cancellation or material change of coverage. This insurance may be provided as part of blanket coverage by Tenant.

         FOURTEENTH: INDEMNIFICATION. Landlord shall not be liable for and Tenant agrees to indemnify, defend, and forever hold harmless Landlord, its agents, servants, and employees from and against claims, damages, costs (including but not limited to court costs and attorneys fees) resulting from, injury or damage to Tenant, its agents, servants, or employees or any other person(s) claiming through Tenant, unless such liabilities shall result solely from an act or omission of the Landlord, its agents, servants, or employees. Landlord and Tenant hereby release one another from all liability for any loss or damage to real property. This release is conditioned upon the inclusion in the respective policies of insurance an endorsement or provision stating that such release will not adversely affect said policies or prejudice any right of the insured to recover thereunder. Landlord and Tenant agree that their respective insurance policies will include the aforesaid provision or endorsement so long as the same is obtainable without extra cost, or if extra costs should be charged, so long as the party for whose benefit the clause is obtained shall pay for such extra costs. If extra costs shall be chargeable therefor, the party so affected shall advise the other of the amount of extra costs and the other party, at its election, may pay the same or decline to so pay, in which event the release from liability given to said party by this section shall be deemed to be withdrawn.

         FIFTEENTH: COMPLIANCE WITH LAWS. From and after entering into possession, subject to Landlord's duties and obligations to repair as contained in Paragraph "TENTH," Tenant shall comply with all statutes, ordinances, and requirements of all municipal, state, and federal authorities now in force, or which may hereafter be in force, pertaining to the Leased Premises, occasioned by the use of the Leased Premises by Tenant. The notice of a violation by Landlord or any governmental or quasi-governmental agency to Tenant or the commencement or pendency of any municipal, state, or Federal proceeding alleging a violation which would affect the use of the Leased Premises shall, at the option of the Landlord, and subject to the notice provisions of Paragraph "TWENTY-SECOND" be deemed a breach hereof, providing, however, the notice of such violation or the commencement of such proceedings shall not be a breach hereof, if:

         A) Tenant immediately takes action to comply with such statute, ordinance or other requirements, or

         Tenant, in good faith, contests such proceeding to a final determination and thereafter complies with such order as may issue. (In any such contest, Tenant will take such action(s), including deposit of security, as may be reasonably necessary to prevent a forfeiture of Landlord's title.) Notwithstanding this Paragraph "FIFTEENTH," if after Tenant has been found to be in violation of any statute, ordinance, or requirement of any municipal, state or federal authority now in force, or hereinafter in force, pertaining to Tenant's use of the Leased Premises, and Tenant fails to immediately correct the same, Landlord shall have the right to take whatever action necessary to place Leased Premises in compliance with any statute, ordinance, and requirement of all municipal, state, and federal authorities now in force or which hereinafter may be in force and to charge Tenant the costs thereof as additional rent for this action.

         SIXTEENTH: LANDLORD'S ACCESS. Tenant shall permit Landlord, or Landlord's agent, at reasonable times and upon reasonable notice, to enter upon the Leased Premises for the purpose of inspecting the same and will permit Landlord, at any time within one hundred twenty (120) days prior to the expiration of Lease, to place upon the Leased Premises any usual "To Let" or "For Lease" signs and at reasonable times and upon reasonable notice permit persons desiring to lease the same to inspect the Leased Premises thereafter. Landlord shall, at the time permitted by this Lease, have the right to enter Leased Premises for the purpose of making repairs or structural changes to said Leased Premises or Building commonly known as Building located at the Sweet Home Centre, Dodge and Sweet Home Roads, Amherst, New York. Any such repairs or structural changes will be made with reasonable dispatch and in a manner to interfere as little as possible with Tenant's use and enjoyment of the Leased Premises.

         SEVENTEENTH: CONDEMNATION.

         (A) In the event that an area of twent-five percent (25%) or more of the Leased Premises and which materially affects Tenant's ability to conduct its intended business shall be taken, or access to the Leased Premises shall be taken in any proceeding by the public authorities, by condemnation or by deed in or be acquired for public or quasi-public purposes, the Tenant shall have the option of terminating this Lease, in which case any unearned rent shall be refunded to the Tenant. The said option to terminate shall be exercisable by written notice given by the Tenant to the Landlord not later than sixty (60) days following notice to the Tenant by Landlord of such condemnation of acquisition. In the event that less than twenty-five percent (25%) of the area of the Leased Premises or more, providing same does not materially affect Tenant's ability to conduct its intended business or if Tenant does not elect to terminate this Lease, then the Landlord shall restore the Leased Premises to the end that the Leased Premises shall be restored so far as practicable to the condition existing immediately prior to such taking, and the rent and additional rent shall be reduced in the same proportion that the amount of floor area in the Building is reduced by such condemnation or other proceedings, or by such acquisition.

         (B) In the event of a condemnation of more than eighty percent (80%) of the Building in which the Leased Premises or eighty (80%) percent of the building, or in the event of any termination of this Lease by virtue of condemnation as provided in Paragraph (A) of this Paragraph "SEVENTEENTH" this Lease shall terminate and the Tenant shall not be entitled to any part of the award or awards made, provided, however, that Tenant may make a claim for loss of Tenant's fixtures, loss of business and relocation expenses.

         (C) Anything contained in Subparagraphs (A) and (B) of this Paragraph "SEVENTEENTH" to the contrary notwithstanding, the Landlord shall not be required to repair or rebuild the Leased Premises during the last year of the original term or the last year of any renewal term thereof.

         EIGHTEENTH: IMPROVEMENTS. Title to any and all improvements by Tenant made to the Leased Premises during the term hereof shall vest in Landlord, as of the end of the term of this Lease or any earlier termination. Tenant may, upon termination hereof, remove all its trade fixtures but shall repair or pay for repairs necessary for damages to the Leased Premises occasioned by removal.

         NINETEENTH: DESTRUCTION. In the event of a partial destruction of the Leased Premises, from any cause, the tenancy shall continue with rent proportionately abated. Landlord shall forthwith repair the same, provided that such repairs can be made within ninety (90) days from the partial destruction of Leased Premises under existing governmental laws and regulation, but such partial destruction shall not terminate this Lease. Tenant shall be entitled to a proportionate reduction of rent while such repairs are being made. If such repairs cannot be made within said ninety (90) days, Landlord shall, within twenty (20) of the partial destruction notify Tenant that repairs cannot be completed within ninety (90) days, and within five (5) days after such notification, Tenant shall, at its option, notify Landlord of its intent to remain upon Leased Premises or cancel this Lease, and if Tenant remains, Landlord shall have one hundred fifty (150) days from that date to complete repair, rent to be proportionately reduced as aforesaid. Repairs which cannot be completed within one hundred fifty (150) days, shall be done only with the election of both Landlord and Tenant. If such partial damage is due to the fault or negligence of Tenant, Tenant's servants, employees, agents, visitors or licensees, the damages shall be repaired by Landlord, but there will be no apportionment of rent. In the event that the Building is destroyed to an extent more than one half (1/2) of the replacement costs thereof, either Landlord or Tenant may terminate this Lease. Notwithstanding the above, Landlord shall have no obligation to repair Leased Premises at any time within the last year of the Lease or the last year of any extension or renewal thereof.

         TWENTIETH: CONTINUOUS OCCUPANCY: Tenant shall with thirty (30) days written notice to Landlord, be able to vacate but not abandon the Leased Premises at any time during the term hereof. In the event that a receiver shall be appointed to take over the business of Tenant, or in the event that Tenant shall make a general assignment for the benefit of creditors, or Tenant shall take or suffer any action under any insolvency or bankruptcy act, provided in the case of an involuntary bankruptcy, such action shall not be vacated within sixty (60) consecutive days and from the filing of such an insolvency or bankruptcy action, the same shall constitute a breach of this Lease by Tenant.


         TWENTY-FIRST: RIGHT TO PERFORM. If a notice of any lien be filed against the Leased Premises for, or purporting to be for, labor or material alleged to have been furnished, or to be furnished to, or for any party hereto, at the Leased Premises or for utilities or other services provided to the Leased Premises on behalf of Tenant, and if such party shall fail to take such action as shall cause such lien to be removed from the record by discharge, deposit or bonding proceedings, within fifteen (15) days after such party received notice of the filing of such lien, any other party may pay the amount of such lien or discharge the same by deposit or by bonding proceedings, and in the event of such deposit or bondings proceedings, such other party may require the lienor to prosecute an appropriate action to enforce the lienor's claim. (In such case, any party may pay any judgment recovered on such claim.) Any amount paid or expense incurred by Landlord or Tenant pursuant to this Paragraph "TWENTY-FIRST" be added to, or deducted from, succeeding rental payments as may be appropriate.

         TWENTY-SECOND: TENANT DEFAULT AND RIGHT OF REENTRY. In the event of any breach of this Lease by Tenant, Landlord, besides other rights and remedies it may have, shall have the immediate right of reentry and may remove all persons and property from the Leased Premises. Such property may be moved and stored in a public warehouse or elsewhere at the cost of, and for the account of, Tenant. Should Landlord elect to reenter, or should it take possession pursuant to legal proceedings or any notice provided by law, it may either terminate this Lease or may, from time to time, without terminating this Lease, relet said Leased Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such terms and conditions as Landlord, in its sole discretion, may deem advisable, with the right to alter or repair Leased Premises upon such reletting. In the event of such reletting without termination, Tenant shall be immediately liable to pay to Landlord, in addition to any other amounts then due hereunder at the option of Landlord, either:

         (A) the cost and expense of such reletting and such alterations and/or repairs and any amount which the rent reserved herein for the period of such reletting, but not beyond the term hereof, exceeds the amount agreed to be paid as rent for such period, or;

         (B) rents received by Landlord from such reletting shall be applied first to the repayment of indebtedness other than rent due hereunder, second to cost and expenses of reletting and alterations or repairs, and third to the payment of rent due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable. Tenant shall be credited only with rent actually received by Landlord. Tenant shall, in such event, pay any deficiency between the amount due from Tenant to Landlord and the amount credited. No such reentry or taking possession by Landlord shall be construed as an election to terminate this Lease unless written notice of such intention is given, or unless termination be declared by a Court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may, at any time thereafter, elect to terminate this Lease on account of such previous breach. Should Landlord at any time terminate this Lease for any breach, in addition to any other remedy it may have, it may recover from Tenant all damages it may incur by reason of such breach, and including the worth at the time of such termination of the excess, if any, of the amount of said rent and charges equivalent to the rent reserved for over the then reasonable value of the Leased Premises for the remainder of the term. Notwithstanding this Paragraph "TWENTY-SECOND," and as a condition precedent to the exercise of any remedy under this Lease by Landlord:

         (C) Landlord shall give Tenant notice in writing of Tenant's failure to pay rent and/or real estate taxes and other, if any, obligations satisfied by payment of money, and if Tenant shall pay the same within ten (10) days of receipt of said notice, Tenant shall not be in default or breach of this Lease;

         (D) Landlord shall give Tenant notice in writing of any other default or breach which cannot be corrected by the payment of money, and if Tenant shall correct the same within ten

(10) days of receipt of said notice, Tenant shall not be in default or breach hereunder provided, however, if the breach or default is such that it may not be corrected within said ten (10) day period, but Tenant commences to correct the same within said period and diligently continues to correct same, Tenant shall not be in default or breach hereof.

         TWENTY-THIRD: LANDLORD'S NOTICE. In any breach of the Lease by Landlord, Tenant shall be bound by the same notice requirements as the Landlord in Paragraph "TWENTY-SECOND."

         TWENTY-FOURTH: ACCESS ROAD. Landlord grants to Tenant the right of non-exclusive ingress and egress along the private road delineated as Area "C" in Schedule "A." Such road shall be for the use and enjoyment of ingress and egress and installation of utilities and services by owners, lawful occupants and tenants of Landlord, and Tenant shall not obstruct such access road. Landlord grants to Tenant the right of non-exclusive ingress and egress through Area "B" (parking areas) delineated in Schedule "A." The right of nonexclusive ingress and egress shall be for the use and enjoyment for ingress and egress and installation of utilities and services by owners, lawful occupants and tenants of Landlord, and Landlord shall not obstruct such Area "B". Providing Tenant is not in default of the terms and conditions of this Lease, and a mortgagee shall foreclose on any mortgage affecting the Leased Premises, access road, or any premises enjoying the use of said road, the use and enjoyment by Tenant by the right of way for ingress and egress shall not be disturbed by said action to foreclose said mortgage. Tenant shall execute any document required by Landlord to enforce the terms and conditions of this paragraph provided said does not diminish Tenant's rights hereunder.

         TWENTY-FIFTH: SUBORDINATION. This Lease shall be subject and subordinate at all times to the lien of the mortgages or any Lease covering the Leased Premises, given in connection with an Industrial Revenue Bond financing now on the Leased Premises, and all advances made or thereafter to be made upon the security thereof; subject and subordinate to the lien of any future mortgage or mortgages including purchase money mortgages, or future Lease or Leases given as part of an Industrial Revenue Bond financing which may be a lien upon the Leased Premises, provided, however, that any such mortgage or mortgages, or such Lease or Leases, shall provide that in any foreclosure proceeding, Tenant will not be made a party thereunder and in any sale in such foreclosure proceeding, this Lease shall remain undisturbed and in full force and effect provided Tenant is not in default thereunder.

         TWENTY-SIXTH: METHOD OF NOTICE. Any notice or demand which, under the terms of this Lease or under any statute, must or may be given or made by the parties hereto shall be in writing and shall be given or made by mailing the same by certified or registered mail addressed to the respective parties at the following addresses:

   In the case of Tenant, to:          With a copy to:
   MANAGEMENT ADJUSTMENT               _____________________________
   BUREAU,  INC.                       _____________________________
   120 Pineview Drive                  _____________________________
   Amherst, New York 14228             _____________________________

   In .the case of Landlord, to:       With a copy to:
   UNILAND DEVELOPMENT COMPANY         Parrino, Cooper, Butler & Dobson
   100 Corporate Parkway               135 Delaware Avenue, Suite 405
   Suite 500                           Buffalo, New York 14202
   Amherst, New York 14226             ATTN: Arthur F. Dobson, Jr.
   ATTN: DIRECTOR OF PROPERTIES        _____________________________

or such other address as each of the parties hereto may from time to time designate by notice to the other.

         TWENTY-SEVENTH: ATTORNEY EXPENSES. If either party shall at any time be in default hereunder and if either party shall institute an action or summary proceeding against the offending party based upon such default, then the losing party will reimburse the prevailing party for the expense of attorney's fees and disbursements thereby incurred by the prevailing party, so far as the same are reasonable in amount. Also, so long as Tenant shall be a tenant hereunder, the amount of such expenses shall be deemed to be "additional rent" hereunder and shall be due from Tenant to Landlord on the first day of the month following the incurring of such respective expenses.

         TWENTY-EIGHTH: TELEPHONE SERVICE. Telephone service to and throughout the Leased Premises shall be the responsibility of the Tenant. Notwithstanding provisions of Paragraph "TENTH," maintenance of telephone wiring and equipment within the Leased Premises shall be the responsibility of the Tenant for the term of the Lease. Installation of wiring and equipment shall comply with all local ordinances and regulations of the New York State Fire Underwriters.

         TWENTY-NINTH: JURY WAIVER. In the event that Landlord must proceed by summary proceeding to enforce any provision of the Lease, Tenant and Landlord hereby waive whatever right they may have to a jury trial with regard to any issues of law or fact in said proceeding.

         THIRTIETH: INVALIDITY. The invalidity or unenforceability of any provisions of this Lease shall in no way affect the validity or enforceability of any other provision hereof. No failure of Landlord to enforce any term hereof shall be deemed to be a waiver.

         THIRTY-FIRST: ADVANCED RENT. With the execution of this Lease, Tenant shall pay to Landlord the sum of TWENTY FOUR THOUSAND

         FIVE HUNDRED SIXTY SEVEN and 50/100 ($24,567.50) DOLLARS as advanced rent. In the event the Tenant faithfully performs all terms and conditions of this Lease, said advanced rent shall be applied to the last month of the original Lease Term.

         THIRTY-SECOND: SUCCESSION. This Lease is binding upon and inures to the benefit of the heirs, assigns, and successors in interest to the parties.

         THIRTY-THIRD: RULES AND REGULATIONS. Tenant agrees to comply with all reasonable rules and regulations which the Landlord may establish from time to time for the protection and welfare of the Tenant, the Building, and all other tenants and occupants thereof.

         THIRTY-FOURTH: QUIET ENJOYMENT. Landlord shall, at all times during the term of this Lease, allow Tenant quiet enjoyment of said Leased Premises.

         THIRTY-FIFTH: FINANCING COOPERATION. Tenant will use its best efforts to cooperate with Landlord in satisfying reasonable requirements of Landlord's mortgagee, including the execution of the attached Estoppel Certificate, Schedule "D" attached hereto and made a part hereof, provided same does not materially alter the terms and conditions of this Lease.

         THIRTY-SIXTH: FINANCIAL STATEMENT. Tenant shall furnish to Landlord within ninety (90) days of the close of each fiscal year during the term of this Lease, a financial statement. This statement shall be for the confidential use of Landlord's mortgagee only and for no other purpose.

         THIRTY-SEVENTH: ARBITRATION. Any dispute between Landlord and Tenant arising out of the provisions of this Lease, excepting the payment of rent, taxes, mechanic's liens, deposits and the like, shall be submitted to arbitration in such a manner as the parties may agree upon, or if they cannot agree, in accordance with the rules of the American Arbitration Association.

         THIRTY-EIGHTH: SIGNAGE. Landlord reserves the right to maintain uniformity and conformity for all exterior signs including window signage of all tenants of the Building and/or complex in which the Leased Premises are located. Landlord reserves the right to maintain uniformity and conformity for all interior signs. Landlord at Tenant's request, shall provide Tenant with specifications for its signage and Tenant may, at its own expense, construct or install a sign in accordance with the aforesaid specifications. All requests for permission to erect, apply, and/or install signage must be made in writing to the Landlord and include a graphic illustration of the proposed sign. Landlord shall respond within fifteen (15) days to Tenant's request with either approval or disapproval of the proposed signage.

         THIRTY-NINTH: PARKING. Landlord shall provide car parks for Tenant within the confines of the parking lot shown as Area "B" on Schedule "A" located at the Sweet Home Centre, Dodge and Sweet Home Roads, Amherst, New York. Landlord reserves the right, throughout the term of this Lease, to assign
Tenant specific on site car parks. In the event that the Leased Premises is expanded, Landlord shall provide a corresponding expansion of the parking area based on a ratio of six (6) car parks per one thousand (1,000) square feet of floor area so expanded.

         FORTIETH: JURISDICTION. The parties agree that venue for any judicial action shall be the County of Erie, State of New York. If either party does not maintain an office or residence in the County of Erie, State of New York, the time of the commencement of any action under this Lease, then such party hereby designates the Secretary of State for the State of New York as its agent for the service of process. Any matters involving this Lease shall be governed by the laws of the State of New York.

         FORTY-FIRST: NO RECORDING. Neither this Lease nor any memorandum thereof shall be recorded.

         FORTY-SECOND: PARAGRAPH CAPTIONS. Paragraph headings set forth herein are for the convenience of the parties only, and the same shall not be deemed to limit or expand the terms and conditions set forth herein.

         IN WITNESS WHEREOF, the parties hereto have affixed their hands and seals the day and year first above mentioned.

                                    THE UNILAND PARTNERSHIP, L.P.

                                    By: _____________________________________

                                    MANAGEMENT ADJUSTMENT BUREAU, INC.

                                    By: _____________________________________

STATE OF NEW YORK               )
                                )  SS.
COUNTY OF ERIE                  )

         On this _____ day of ______________ 1994 before me, the subscriber, personally appeared NANCY R. DOBSON, Executive Vice President in THE UNILAND PARTNERSHIP, L.P., a New York Limited Partnership doing business under the laws of the State of New York, and she acknowledged to me that she has executed the within Lease Agreement as such Executive Vice President acting on behalf of such partnership.



                                             ________________________________




STATE OF NEW YORK               )
                                )  SS.
COUNTY OF ERIE                  )


         On this _______ day of ____________________ 1994 personally appeared
________________________________ of MANAGEMENT ADJUSTMENT BUREAU, INC. said corporation being named above, deposes and says that he resides at__________ _____________________________ ___________________________ and that he is an officer of said corporation, the corporation described in and who executed the foregoing Lease Agreement; that he knows the seal of said Corporation, that the seal affixed to said Instrument is such Corporate seal; that it was affixed by the Order of the Board of Directors of said Corporation and that he signed h__ name thereto by like order.


                                             __________________________________

                                   SCHEDULE C







         Tenant shall, on its own stationery, provide to Landlord upon acceptance or possession of the premises, the following:


         "To Whom It May Concern:


         On __________________________ 1994, MANAGEMENT ADJUSTMENT BUREAU, INC.
entered into a Lease Agreement with THE UNILAND PARTNERSHIP, L.P., for approximately TWENTY FIVE THOUSAND SIX HUNDRED SIXTY SEVEN (25,667) square feet of office space located at the Sweet Home Centre, Dodge and Sweet Home Roads, Amherst, New York. On the _____ day of _____________ 1994, Landlord tendered and Tenant accepted possession of premises.

         It is agreed by the parties that the Lease Agreement dated _______________________, 1994 commences on the first day of ________________
1994, and terminates on the _____ day of ______________ 19__.

                                    SCHEDULE D



                              TENANT ESTOPPEL LETTER


___________________________________

___________________________________

___________________________________

___________________________________





Gentlemen:

         The undersigned, a Tenant under a lease dated _______________________ (the "Lease") between the undersigned and THE UNILAND PARTNERSHIP, L.P. (Landlord) for space comprising TWENTY FIVE THOUSAND SIX HUNDRED SIXTY SEVEN (25,667) square feet ("Leased Premises") in the Building located at the Sweet Home Centre, Dodge and Sweet Home Roads, Amherst, New York (the "Property"), understands that the Landlord is about to mortgage the Property to _______________________________________________ , in connection with which the
Landlord's interest in the Lease may be collaterally assigned to the mortgagee.

         The undersigned provides the following information to the best of its knowledge with respect to the Lease:

                  (a) The undersigned has accepted possession of the Leased Premises and has commenced paying rent under the Lease.

                  (b) The remaining term of the Lease, including any option or renewal term, is ___________________, expiring on ____________________________.


                  (c) The annual base rent being paid is $________________.

                  (d) The amount of any advance rent held by Landlord or any other party is $___________________.

                  (e) The date through which rent has been paid is _______________________, 19__.

                  (f) There are no outstanding defaults, notices of default, claims or offsets arising out of its leasehold.

                  (g) The Lease has not been modified or amended as of this date.

                  (h) The undersigned has not received notice of any prior assignment of the Landlord's interest under the Lease.

                                   MANAGEMENT ADJUSTMENT BUREAU, INC.


Dated: __________________________  BY: _______________________________

                            FIRST AMENDMENT TO LEASE

                                 BY AND BETWEEN

                          THE UNILAND PARTNERSHIP, L.P.

                                       AND

                       MANAGEMENT ADJUSTMENT BUREAU, INC.

                                 DATED: 12/10/94



                                Lease No. 2235-F

                            FIRST AMENDMENT TO LEASE


         FIRST AMENDMENT TO LEASE dated the 10th day of December 1994, by and between THE UNILAND PARTNERSHIP, L.P., a New York Limited Partnership, University Corporate Centre, 100 Corporate Parkway, Suite 500, Amherst, New York 14226, hereinafter called "Landlord" and MANAGEMENT ADJUSTMENT BUREAU, INC. a New York Corporation, with offices located at 120 Pineview Drive, Amherst, New York 14226 hereinafter called "Tenant."

         WHEREAS, Landlord and Tenant entered into a Lease Agreement dated the 5th day of August, 1994 for TWENTY FIVE THOUSAND SIX HUNDRED SIXTY SEVEN (25,667) square feet of office and space located at the Sweet Home Centre, Dodge andSweet Home Road, Amherst, New York; and

         WHEREAS, Landlord and Tenant are desirous of increasing the Leased Premises by an additional FOUR THOUSAND (4,000) square feet making the total Leased Premises TWENTY NINE THOUSAND SIX HUNDRED SIXTY SEVEN (29,667) square feet ("Revised Leased Premises").

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree that the Lease Agreement, dated the 5th day of August, 1994, between the parties shall be amended as follows:

         FIRST: Paragraph "FIRST: LEASED PREMISES". Landlord leases to Tenant and Tenant hereby takes office space comprising approximately TWENTY NINE THOUSAND SIX HUNDRED SIXTY SEVEN (29,667) square feet in a building located at the Sweet Home Centre, Dodge and Sweet Home Roads, Amherst, New York and more specifically designated on a plan attached hereto and designated as Schedule "AA" and made a part hereof.

         SECOND: Paragraph "THIRD: RENT." Upon the commencement of this First Amendment to Lease Term, Tenant shall pay rent to the Landlord as follows:

         A) On the first day of the first month of this First Amendment to Lease Term, the sum of TWENTY FOUR THOUSAND EIGHT HUNDRED NINETY and 58/100 ($24,890.58) DOLLARS and on the first day of the second month of the tenancy and on the first day of each and every calendar month thereafter through the sixtieth month of the tenancy, Tenant shall pay to Landlord the sum of TWENTY FOUR THOUSAND EIGHT HUNDRED NINETY and 58/100 ($24,890.58) DOLLARS.

         B) On the first day of the sixty-first through one hundred twentieth month of the tenancy, Tenant shall pay to Landlord the sum of TWENTY SIX THOUSAND EIGHT HUNDRED NINETY THREE and 08/100 ($26,893.08) DOLLARS.

         C) on the first day of the one hundred twenty first through one hundred eightieth month of the tenancy, Tenant shall pay to Landlord the sum of TWENTY EIGHT THOUSAND THREE HUNDRED NINETY SIX and 17/100 ($28,396.17) DOLLARS.

         All payments to be made in United States funds.

         THIRD: Paragraphs "THIRD: CONSTRUCTION OF LEASED PREMISES" and "FOURTH:
DELAYS IN CONSTRUCTION" shall be amended as follows: Schedule "B" shall be changed to Schedule "BB". All other terms and conditions of these paragraphs shall remain the same.

         FOURTH: Paragraph "THIRTIETH: ADVANCED RENT" shall be amended as follows: Landlord acknowledges receipt of TWENTY FOUR THOUSAND FIVE HUNDRED SIXTY SEVEN and 50/100 ($24,567.50) DOLLARS advanced rent from Tenant. Upon the signing of this First Amendment to Lease an additional advanced rent of THREE THOUSAND EIGHT HUNDRED TWENTY EIGHT and 67/100 ($3,828.67) DOLLARS is due making the total advanced rent TWENTY EIGHT THOUSAND THREE HUNDRED NINETY SIX and 17/100 ($28,396.17) DOLLARS. In the event that Tenant faithfully performs all terms and conditions of the Lease Agreement and any extensions or renewals thereof, said advanced rent shall be applied to the last month of the term.

         FIFTH: Except as specifically amended herein, the terms and conditions of the Lease Agreement between the parties entered into on or about the 5th day of August, 1994 shall continue in full force and effect throughout the renewal term.

         IN WITNESS WHEREOF, the parties have affixed their hands and seals the day and year first above written.

                                   THE UNILAND PARTNERSHIP, L.P.

                                   By: Nancy R. Dobson
                                   -------------------------------------

                                   MANAGEMENT ADJUSTMENT BUREAU, INC.

                                   By: Michael Noah - President
                                   -------------------------------------

STATE OF NEW YORK           )
                            ) SS.
COUNTY OF ERIE              )


         On this 10th day of December, 1994, personally appeared NANCY R. DOBSON, Executive Vice President in THE UNILAND PARTNERSHIP, L.P., a New York Limited Partnership doing business under the laws of the State of New York, and she acknowledged to me that she has executed the within First Amendment to Lease as such Executive Vice President acting on behalf of such partnership.

                                             Barbara A. Carter
                                        ---------------------------
                                               NOTARY PUBLIC
                                        My commission expires 3/30/96



STATE OF NEW YORK           )
                            ) SS.
COUNTY OF ERIE              )


         On this 10th day of November, 1994, before me, the subscriber personally appeared Michael Noah of MANAGEMENT ADJUSTMENT BUREAU, INC. the Corporation being named above, deposes and says that he/she resides at Amherst, New York, that he/she is an officer of said corporation, the corporation described in and who executed the foregoing First Amendment to Lease; that he/she knows the seal of said corporation, that the seal affixed to said Instrument is such corporate seal; that it was affixed by the order of the Board of Directors of said Corporation and that he/she signed his/her name thereto by like order.


                                                  Robert J. Nelson
                                             -----------------------------



                ROBERT J. NELSON
            Notary Public, State of New York
              Qualified in Erie County
          My Commission Expires Sept 30, 1995

                            SECOND AMENDMENT TO LEASE

                                 BY AND BETWEEN

                          THE UNILAND PARTNERSHIP, L.P.

                                       AND

                       MANAGEMENT ADJUSTMENT BUREAU, INC.

                              DATED: As of 12/10/94


                                Lease No. 2235-F

                               SECOND AMENDMENT TO LEASE

         SECOND AMENDMENT TO LEASE dated as of the 10th day of December, 1994, by and between THE UNILAND PARTNERSHIP, L.P., a New York Limited Partnership, University Corporate Centre, 100 Corporate Parkway, Suite 500, Amherst, New York 14226, hereinafter called "Landlord", and MANAGEMENT ADJUSTMENT BUREAU, INC., a New York Corporation, with offices located at 55 Dodge Road, Amherst, New York 14228, and a mailing address of P.O. Box 1166, Buffalo, New York 14240 hereinafter called "Tenant."

         WHEREAS, Landlord and Tenant entered into a Lease Agreement dated the 5th day of August, 1994 for TWENTY FIVE THOUSAND SIX HUNDRED SIXTY SEVEN (25,667) square feet of office and space located at the Sweet Home Centre, Dodge and Sweet Home Road, Amherst, New York; and

         WHEREAS, Landlord and Tenant are desirous of increasing the Leased Premises by an additional FOUR THOUSAND (4,000) square feet making the total Leased Premises TWENTY NINE THOUSAND SIX HUNDRED SIXTY SEVEN (29,667) square feet ("Revised Leased Premises").

         WHEREAS, in order to implement such desire Landlord and Tenant previously executed a First Amendment to Lease dated December 10, 1994 which they now want to supersede with this Second Amendment to Lease.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree that the Lease Agreement, dated the 5th day of August, 1994, between the parties shall be amended as follows:

         FIRST: Paragraph "FIRST: LEASED PREMISES". Landlord leases to Tenant and Tenant hereby takes office space comprising approximately TWENTY NINE THOUSAND SIX HUNDRED SIXTY SEVEN (29,667) square feet in a building located at the Sweet Home Centre, Dodge and Sweet Home Roads, Amherst, New York and more specifically designated on a plan attached hereto and designated as Schedule "AA" and made a part hereof.

         SECOND: Paragraph "THIRD: RENT." Any reference to the dollar figure of the total base rent shall be deleted and subparagraph a) shall read as follows:

                  a) The Base Rent due under the Lease shall be payable as follows:

                  A) On the first day of the first month of this First Amendment to Lease Term, the sum of TWENTY FOUR THOUSAND EIGHT HUNDRED NINETY AND 58/100 ($24,890.58) DOLLARS and on the first day of the second month of the tenancy and on the first day of each and every calendar month thereafter through the sixtieth month of the tenancy, Tenant shall pay to Landlord the sum of TWENTY FOUR THOUSAND EIGHT HUNDRED NINETY and 58/100 ($24,890.58) DOLLARS.

                  B) On the first day of the sixty-first through one hundred twentieth month of the tenancy, Tenant shall pay to Landlord the sum of TWENTY SIX THOUSAND EIGHT HUNDRED NINETY THREE and 08/100 ($26,893.08) DOLLARS.

                  C) On the first day of the one hundred twenty first through one hundred eightieth month of the tenancy, Tenant shall pay to Landlord the sum of TWENTY EIGHT THOUSAND THREE HUNDRED NINETY SIX AND 17/100 ($28,396.17) DOLLARS.

                  D) All rents shall be paid to Landlord or authorized agent at University Corporate Centre, 100 Corporate Parkway, Suite 500, Amherst, New York 14226, or at such other places as may be designated by Landlord from time to time. All rents payable in United States funds.

         THIRD: Paragraphs "FOURTH: CONSTRUCTION OF LEASED PREMISES," "FIFTH:
DELAYS IN CONSTRUCTION" and "SIXTH: POSSESSION" shall be amended as follows:
Schedule "B" shall be changed to Schedule "BB". All other terms and conditions of these paragraphs shall remain the same.

         FOURTH: Paragraph "THIRTY-FIRST: ADVANCED RENT" shall be amended as follows: Landlord acknowledges receipt of TWENTY FOUR THOUSAND FIVE HUNDRED SIXTY SEVEN and 50/100 ($24,567.50) DOLLARS advanced rent from Tenant. Upon the signing of the First

Amendment to Lease an additional advanced rent of THREE THOUSAND EIGHT HUNDRED TWENTY EIGHT AND 67/100 ($3,828.67) DOLLARS was received by Landlord making the total advanced rent TWENTY EIGHT THOUSAND THREE HUNDRED NINETY SIX and 17/100 ($28,396.17) DOLLARS. In the event that Tenant faithfully performs all terms and conditions of the Lease Agreement and any extensions or renewals thereof, said advanced rent shall be applied to the last month of the term.

         FIFTH: Except as specifically amended herein, the terms and conditions of the Lease Agreement between the parties entered into on or about the 5th day of August, 1994 is ratified, confirmed and approved and shall continue in full force and effect throughout the renewal term.

         This Second Amendment of Lease is executed and delivered to clarify as of December 10, 1994 the agreement of the parties. As such it supersedes and replaces the First Amendment of Lease.

         IN WITNESS WHEREOF, the parties have affixed their hands and seals the day and year first above written.

                                     THE UNILAND PARTNERSHIP, L.P.

                                     By: __________________________________
                                              General Partner


                                     MANAGEMENT ADJUSTMENT BUREAU, INC.

                                     By: __________________________________
                                                   President

STATE OF NEW YORK   )

COUNTY OF ERIE      )


         On this _____ day of __________________, 1995, personally appeared CARL MONTANTE, General Partner of THE UNILAND PARTNERSHIP, L.P., a New York Limited Partnership doing business under the laws of the State of New York, and he acknowledged to me that he has executed the within Second Amendment to Lease as such General Partner acting on behalf of such partnership.

                                      ____________________________________






STATE OF NEW YORK   )

COUNTY OF ERIE      )

         On this _____ day of ______________________, 1995, before me, the subscriber personally appeared Michael Noah of MANAGEMENT ADJUSTMENT BUREAU, INC. the Corporation being named above, deposes and says that he resides at Amherst, New York, that he is the President of the corporation, the corporation described in and which executed the foregoing Second Amendment to Lease; and that he signed his name thereto by order of the board of directors of said corporation.


                                        __________________________________